                                                                    EXHIBIT 10.3


                            AMENDMENT NUMBER ONE TO
                          LOAN AND SECURITY AGREEMENT


                 This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of September 1, 1996 by and between FLEET CAPITAL CORPORATION, a California corporation ("Lender"), and NATIONAL AIRMOTIVE CORPORATION, a California corporation ("Borrower"), with reference to the following facts:

         A. Lender and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of June 13, 1996 (the "Agreement");

         B. Borrower has requested Lender to amend the Agreement to clarify the intent of the parties in respect to the definition of "Eligible Account";

         C. Lender is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

         D. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

                 NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Lender and Borrower hereby agree as follows:

                 1.       Amendment to the Agreement.

                          a. Subsections (ii) and (iii) of the definition of "Eligible Account" in Appendix A to the Agreement are hereby deleted in their entirety and the following hereby is substituted in lieu thereof:

                                  (ii)   it is due more than 60 days after the
                          original date shown on the invoice; or

                                  (iii)  it is unpaid more than 120 days after
                          the original invoice date; provided that, in the case of either (A) Accounts for which the Account Debtor is the United States of America, or (B) Supported Foreign Accounts, such time period may be up to 150 days; or

                 2. Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

                 3. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Lender and its counsel, of each of the following conditions:

                          a. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                          b. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                          c. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Lender, or any of their Affiliates;

                          d. No material adverse change in the financial condition of Borrower or in the value of the Collateral;


                 4. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof.

                 5. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Lender, and take all actions as Lender may reasonably request from time to time, to perfect and maintain the perfection and priority of Lender's security interests in the Collateral and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

                 6.       Miscellaneous.

                          a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                          b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                          c. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

                          d. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                                                FLEET CAPITAL CORPORATION,
                                                a Rhode Island corporation


                                                By:
                                                   -----------------------------

                                                Title:
                                                      --------------------------



                                                NATIONAL AIRMOTIVE CORPORATION,
                                                a California corporation


                                                By:
                                                   -----------------------------

                                                Title:
                                                      --------------------------